UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 19, 2019 (March 13, 2019)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2019, Mack-Cali Realty Corporation (the “Company”), a Maryland corporation and the general partner of Mack-Cali Realty, L.P. (the “Operating Partnership”) through which it conducts its business, entered into a new Executive Employment Agreement, dated as of March 13, 2019 (the “Employment Agreement”), with Michael J. DeMarco, the Company’s Chief Executive Officer, effective as of January 1, 2019.  The Employment Agreement replaces Mr. DeMarco’s previous employment agreement with the Company, the term of which expired on December 31, 2018, and is effective as of January 1, 2019.  The Employment Agreement has been approved by the Board of Directors of the Company (the “Board of Directors”), based on the recommendation of the Executive Compensation and Option Committee of the Board of Directors (the “Compensation Committee”).

Pursuant to the Employment Agreement, the Company has agreed to employ Mr. DeMarco, and Mr. DeMarco has agreed to be employed by the Company, as the Chief Executive Officer of the Company, for a period commencing on January 1, 2019 and ending on December 31, 2022 (the “Term”), unless Mr. DeMarco’s employment is earlier terminated in accordance with the Employment Agreement.

Pursuant to the Employment Agreement, Mr. DeMarco will be entitled to the following compensation and benefits:

•                  an annual base salary of $800,000 (which is the same amount as Mr. DeMarco’s base salary for 2018), subject to potential annual merit increases (but not decreases);

•                  a threshold bonus opportunity of 75% of Mr. DeMarco’s then current annual base salary, a target annual bonus opportunity of 150% of his then current annual base salary, and a maximum bonus opportunity of 250% of his then current annual base salary, to be determined based on attainment of performance criteria for each fiscal year to be determined by the Board of Directors or the Compensation Committee; and

•                  the grant of 625,000 AO LTIP Units of limited partnership interests in the Operating Partnership (the “AO LTIP Units”), which have the terms and conditions set forth in the AO LTIP Award Agreement (as defined below) and shall vest based on satisfaction of certain conditions relating to the closing price of shares of common stock of the Company (the “Common Stock”), as described in more detail below.

In addition, Mr. DeMarco will be entitled to customary employee benefits under the Company’s health and welfare plans.

Pursuant to the Employment Agreement, in the event of a termination of Mr. DeMarco’s employment on account of death or disability, Mr. DeMarco (or his beneficiaries, in the case of death) will be entitled to receive his accrued and unpaid base salary, expense reimbursement and benefits under the Company’s health and welfare plans through the termination date, plus a prorated portion of the annual bonus payable for the year of such termination.

In the event of a termination of Mr. DeMarco’s employment without “Cause” (as defined in the Employment Agreement) or by Mr. DeMarco for “Good Reason” (as defined in the Employment Agreement) during the Term or thereafter during a “Change in Control Period” (as defined in the Employment Agreement), subject to Mr. DeMarco signing a release in customary form, he will be entitled to the same benefits in the event of a termination due to death or disability, plus a lump sum cash payment equal to (i) if such termination occurs during the Term and not during a Change in Control Period, 2.0 times the sum of (x) his annual base salary immediately prior to the termination date and (y) his target bonus for the year during which termination occurs, or (ii) if such termination occurs during or after the expiration the Term and during a Change in Control Period, 3.0 times the sum of (x) his annual base salary immediately prior to the termination date and (y) his target bonus for the year during which termination occurs.  In addition, Mr. DeMarco will be entitled to COBRA coverage premiums for up to 18 months after such termination.

Pursuant to the Employment Agreement, Mr. DeMarco will be subject to certain restrictive covenants, including non-competition and non-solicitation covenants during the period of his employment with the Company and for 12 months after termination of his employment in circumstances in which he is entitled to receive severance benefits under the Employment Agreements.  The Employment Agreement includes customary provisions relating to confidentiality, return of Company documents and property upon termination of employment, and certain other matters.

Pursuant to the terms of Mr. DeMarco’s new Employment Agreement, the Company also entered into an AO Long-Term Incentive Plan Award Agreement (the “AO LTIP Award Agreement”) with Mr. DeMarco on March 13, 2019 that provides for the grant to Mr. DeMarco of 625,000 AO LTIP Units of limited partnership interests in the Operating Partnership (the “AO LTIP Units”).  AO LTIP Units are a class of partnership interests in the Operating Partnership that are intended to qualify as “profits interests” for federal income tax purposes and generally only allow the recipient to realize value to the extent the fair market value of a share of Common Stock exceeds the threshold level set at the time the AO LTIP Units are granted, subject to any vesting conditions applicable to the award.  The threshold level was fixed at $21.46 in the AO LTIP Award Agreement, the closing price of the Common Stock as reported on the New York Stock Exchange (the “NYSE”) on the date of grant.  The value of vested AO LTIP Units is realized through conversion of the AO LTIP Units into common units of limited partnership interests of the Operating Partnership (the “Common Units”).  The number of Common Units into which vested AO LTIP Units may be converted is determined based on the quotient of (i) the excess of the fair market value of the Common Stock on the conversion date over the threshold level designated at the time the AO LTIP Unit was granted (i.e., $21.46), divided by (ii) the fair market value of the Common Stock on the conversion date.  AO LTIP Units, once vested, have a finite term during which they may be converted into Common Units, not in excess of ten years from the grant date of the AO LTIP Units.

In addition, the AO LTIP Units issued to Mr. DeMarco are subject to the following vesting conditions:

(i)            250,000 of the AO LTIP Units shall vest and become exercisable on the earliest date on which the closing price of the Common Stock, as reported on the NYSE, or if the Common Stock is not then traded on the NYSE, then the closing price of the Common Stock on any other securities exchange on which the Common Stock is traded or quoted (the “Securities Market”), has been equal to or greater than $25.00 per share for at least thirty (30) consecutive trading days, provided that such date occurs prior to March 13, 2023 (the “Outside Date”);

(ii)           an additional 250,000 of the AO LTIP Units shall vest and become exercisable on the earliest date on which the closing price of the Common Stock, as reported on the NYSE, or if the Common Stock is not then traded on the NYSE, then the closing price of the Common Stock on the Securities Market, has been equal to or greater than $28.00 per share for at least thirty (30) consecutive trading days, provided that such date occurs prior to the Outside Date; and

(iii)          an additional 125,000 of the AO LTIP Units shall vest and become exercisable on the earliest date on which the closing price of the Common Stock, as reported on the NYSE, or if the Common Stock is not then traded on the NYSE, then the closing price of the Common Stock on the Securities Market, has been equal to or greater than $31.00 per share for at least thirty (30) consecutive trading days, provided that such date occurs prior to the Outside Date.

Mr. DeMarco will generally receive special income allocations in respect of an AO LTIP Unit equal to 10% (or such other percentage specified in the applicable award agreement) of the income allocated in respect of a Common Unit.  Upon conversion of AO LTIP Units to Common Units, Mr. DeMarco will be entitled to receive in respect of each such AO LTIP Unit, on a per unit basis, a special cash distribution equal to 10% (or such other percentage specified in the applicable award agreement) of the distributions received by a holder of an equivalent number of Common Units during the period from the grant date of the AO LTIP Units through the date of conversion.

On March 13, 2019, the Company in its capacity as sole general partner of the Operating Partnership, adopted the Seventh Amendment (the “Amendment”) to the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated as of December 11, 1997, as amended (the “Partnership Agreement”), to create the new class of AO LTIP Units under the Partnership Agreement issued to Mr. DeMarco pursuant to his new Employment Agreement and the AO LTIP Award Agreement.

Copies of the Employment Agreement and the AO LTIP Award Agreement are filed herewith as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Also on March 13, 2019, the Board of Directors of the Company promoted Giovanni M. DeBari, the Company’s senior vice president and corporate controller, to Chief Accounting Officer.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See Item 5.02 above, which is incorporated herein by reference.  A copy of the Amendment is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title

3.1	Seventh Amendment dated March 13, 2019 to Second Amended and Restated Agreement of Limited Partnership of Mack-Cali Realty, L.P., dated as of December 11, 1997.

10.1	Employment Agreement dated March 13, 2019 by and between Michael J. DeMarco and Mack-Cali Realty Corporation.

10.2	AO Long-Term Incentive Plan Award Agreement dated March 13, 2019 by and between Michael J. DeMarco and Mack-Cali Realty Corporation.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

3.1	Seventh Amendment dated March 13, 2019 to Second Amended and Restated Agreement of Limited Partnership of Mack-Cali Realty, L.P., dated as of December 11, 1997.

10.1	Employment Agreement dated March 13, 2019 by and between Michael J. DeMarco and Mack-Cali Realty Corporation.

10.2	AO Long-Term Incentive Plan Award Agreement dated March 13, 2019 by and between Michael J. DeMarco and Mack-Cali Realty Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: March 19, 2019	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: March 19, 2019		By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary